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                                                                    EXHIBIT 21.1

                    HOME HEALTH CORPORATION OF AMERICA, INC.

                         SUBSIDIARIES OF THE REGISTRANT

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                                                          STATE OR JURISDICTION
                 NAME                                     IN WHICH INCORPORATED
                 ----                                     ---------------------
Home Care Medical Supply & Equipment, Inc.                    Pennsylvania
Nutritional Home Health Services, Inc.                        Pennsylvania
Pennsylvania Home Care, Inc.                                  Pennsylvania
All Care Health Services, Inc.                                Florida
Pennsylvania Home Health Services/Philadelphia, Inc.          Pennsylvania
Pennsylvania Home Health Services/Northeast, Inc.             Pennsylvania
All Care Home Health Services, Inc.                           Florida
Home Health Corporation of America, Inc./Ft. Pierce Home
 Health Services, Inc.                                        Florida
Home Health Corporation of Delaware, Inc.                     Delaware
HHCD, Inc.                                                    Delaware
HHCDME, Inc.                                                  Delaware
HHCA, Inc.--Delaware                                          Delaware
Professional Home Health Services, Inc.                       Delaware
Home Health Corporation of America, Inc.--Tampa               Florida
Home Health Corporation of America, Inc.--Tampa
 Diagnostic Services                                          Florida
Pennsylvania Home Health Services/Suburban, Inc.              Pennsylvania
Home Health Corporation of America, Inc.--Pinellas            Florida
Home Health Corporation of America, Inc.--St. Petersburg      Florida
Home Health Corporation of America, Inc.--Tampa Nursing       Florida
HHCA--Service Co.                                             Pennsylvania
HHSI Acquisition, Inc.                                        Delaware
Home Health Corporation of America, Inc./Eastern Shore        Maryland
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